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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 9, 1998

                                 POPULAR, INC.
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            (Exact name of registrant as specified in its charter)




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
         COMMONWEALTH OF PUERTO RICO                  NO. 0-13818                  NO. 66-0416582
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(State or other jurisdiction of incorporation)        (Commission                   (IRS Employer
                                                      File Number)               Identification No.)
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           209 MUNOZ RIVERA AVENUE
            HATO REY, PUERTO RICO                                   00918
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   (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:    (787) 765-9800
                                                       --------------



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         (Former name or former address, if changed since last report)
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Item 5.      Other Events

         On July 9, 1998, Popular, Inc. (the "Corporation") announced by way of a news release, its operational results for the quarter and six-month period ended June 30, 1998. A copy of the Corporation's release, dated July 9, 1998, is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

         99(a) News release, dated July 9, 1998, announcing the Corporation and subsidiaries earnings for the quarter and six-month period ended June 30, 1998.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                      POPULAR. INC.
                                                    ----------------
                                                      (Registrant)



Date: July 10 1998                By:    /s/ Amilcar L. Jordan
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                                  Name:  Amilcar L. Jordan, Esq.
                                  Title: Senior Vice President and Comptroller